UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    August 28, 2008 (August 26, 2008)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

                              (772) 287-4000

Registrant’s telephone number, including area code

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR 240.14d-2(b))

[_]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 26, 2008, John R. Santarsiero, Jr. formally retired from the Board of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) and the Board of Directors of its principal subsidiary, Seacoast National Bank (the “Bank”). Mr. Santarsiero was one of the initial directors when the Company was formed in 1983 and served on the board of the Bank for more than 27 years.  Mr. Santarsiero stated in his resignation letter to the Board of Directors for the Company and the Bank that he was retiring for health reasons and that he had no disagreements with the Company or the Bank.

Seacoast’s Board of Directors has not filled the vacancy created by Mr. Santarsiero upon his retirement.  Mr. Santarsiero was a Class I director whose term will expire at the Company’s 2009 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date: August 28, 2008	By: /s/ Dennis S. Hudson, III Dennis S. Hudson, III Chairman and Chief Executive Officer

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